UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Income Opportunities Fund (EAD)
Semi-Annual Report
October 31, 2025

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of October 31, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Keller, CFA#, Michael J. Schueller, CFA

Average annual total returns (%) as of October 31, 2025[1]

	6 months	1 year	5 year	10 year
Based on market value	7.62	11.17	8.61	8.06
Based on net asset value (NAV)	7.74	10.16	6.67	7.37
ICE BofA U.S. High Yield Constrained Index[2]	6.26	8.03	5.48	5.80
Bloomberg U.S. Universal Bond Index[3]	3.87	6.51	0.28	2.29
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended October 31, 2025, was 3.05% which includes 2.03% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2025. ICE Data Indices, LLC. All rights reserved.

[3]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

#	Mr. Keller became a portfolio manager of the Fund on October 8, 2025.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index and Bloomberg U.S. Universal Bond
Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

4 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 7.62% for the 6-month period that ended October 31, 2025. During the same period, the Fund’s return based on its net asset value (NAV) was 7.74%. Based on both its market value and its NAV return, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index for the 6-month period that ended October 31, 2025.
Despite yield volatility, economic resilience supported narrow credit spreads.
Treasury yields were volatile throughout the 6-month period that ended October 31, 2025. After a sharp spike and drop in April 2025 following the “Liberation Day” tariff announcements, yields rose in May and then fell over the summer as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 50 basis points (bps; 100 bps equal 1.00%) near the end of the period, and investors held out hope for one additional cut in 2025.
Credit spreads spent much of the period near the tightest levels of the past 20 years for many credit sectors after widening sharply before the period. Spreads narrowed back to their tight levels by early July. Securitized sectors, such as agency mortgage-backed securities, also saw spreads widen and then narrow to levels below their three- and five-year averages. Economic growth demonstrated surprising resiliency as the initial impacts of shifting global trade dynamics were less onerous than feared.

Ten largest holdings (%) as of October 31, 2025[1]
EchoStar Corp. (PIK at 6.75%), 6.75%, 11-30-2030	1.62
TransDigm, Inc., 6.63%, 3-1-2032	1.50
Cloud Software Group, Inc., 9.00%, 9-30-2029	1.34
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8-15-2030	1.31
Enviva, Inc.	1.26
DaVita, Inc., 6.88%, 9-1-2032	1.26
Rogers Communications, Inc., 7.13%, 4-15-2055	1.15
Service Properties Trust, 8.63%, 11-15-2031	1.13
Brandywine Operating Partnership LP, 8.88%, 4-12-2029	1.11
1261229 BC Ltd., 10.00%, 4-15-2032	1.09

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Security selection and quality allocation contributed, while yield-curve positioning and sector allocation detracted.
Security selection was the largest contributor to performance, followed by quality allocation. Selection contributed in the cable/satellite, electric, and energy sectors, but it was partly offset by detractors in the health care and chemical sectors. Duration had a neutral impact on performance.
Yield-curve positioning detracted from performance, followed by sector allocation. The Fund was underweight the front of the curve, where yields fell most significantly during the period. The overweight in the 5- to 7-year and 7- to 10-year portions of the curve partly offset the detraction. Cash holdings detracted.
Credit quality as of October 31, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

We gradually decreased our allocation to single-B-rated bonds and increased our allocation to double-Bs over the course of the period in an effort to increase exposure to rallying rates as it became more likely that the Fed would resume its cut cycle. We reduced exposure to energy as we became less constructive on the price of oil once it became clear that OPEC would begin increasing its voluntary production caps. We have reduced our exposure to both air transportation and cruise lines because both industries have fully recovered from the pandemic-related disruptions.
Leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2025, the Fund had approximately 28% leverage as a percent of total assets.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
Effective maturity distribution as of October 31, 2025[1]

10%
0-1 year
23%
1-3 year(s)
53%
3-5 years
11%
5-10 years
2%
10-20 years
1%
Other

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
The high yield outlook is cautiously optimistic.
High yield fundamentals remain healthy and technicals have been supportive, with new issuance focused on extending maturities while inflows have been steady all year. Valuations largely reflect this good news, and spreads are rich by historical standards. However, we expect valuations to remain range-bound near historical tights, driven by continued economic growth and a Fed that is easing. We believe it is too early to adopt a defensive stance. We are staying relatively close to the benchmark and we believe we are well positioned to take advantage of the periodic bouts of volatility that occur most years in the high yield market.

6 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.54%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$680,408	$758,642
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	1,540,000	1,579,765
Total asset-backed securities (Cost $2,228,929)				2,338,407

	Shares
Common stocks: 1.58%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	178	0
Wireless telecommunication services: 0.00%
SES SA‡†	178	2,548
Energy: 1.26%
Oil, gas & consumable fuels: 1.26%
Enviva, Inc. (Acquired 12-06-2024, cost $2,225,404)†˃	355,591	5,511,660
Utilities: 0.30%
Independent power and renewable electricity producers: 0.30%
Vistra Corp.	6,969	1,312,263
Investment Companies: 0.02%
Resolute Topco, Inc.‡†	30,956	77,390
Total common stocks (Cost $2,689,744)		6,903,861

			Principal
Corporate bonds and notes: 108.32%
Basic materials: 2.47%
Chemicals: 1.81%
Celanese U.S. Holdings LLC	6.50	4-15-2030	$2,785,000	2,761,745
Chemours Co.144A	8.00	1-15-2033	2,665,000	2,575,830
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	2,595,000	2,572,129
				7,909,704
Iron/steel: 0.66%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	2,805,000	2,868,092
Communications: 15.30%
Advertising: 1.86%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	3,670,000	3,784,718
Clear Channel Outdoor Holdings, Inc.144A	7.50	3-15-2033	220,000	230,046
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,765,000	1,704,987
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	2,260,000	2,387,384
				8,107,135
Internet: 1.85%
Arches Buyer, Inc.144A	4.25	6-1-2028	1,050,000	1,026,031
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 7

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Internet(continued)
Arches Buyer, Inc.144A	6.13%	12-1-2028	$1,580,000	$1,539,380
Cablevision Lightpath LLC144A	5.63	9-15-2028	2,310,000	2,286,403
Match Group Holdings II LLC144A	5.63	2-15-2029	1,575,000	1,571,523
Match Group Holdings II LLC144A	6.13	9-15-2033	1,650,000	1,661,081
				8,084,418
Media: 7.17%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	4,765,000	4,001,283
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	6,100,000	5,718,227
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	1,180,000	1,049,503
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	1,415,000	1,396,497
CSC Holdings LLC144A	3.38	2-15-2031	2,270,000	1,373,511
CSC Holdings LLC144A	5.50	4-15-2027	2,560,000	2,375,384
CSC Holdings LLC144A	5.75	1-15-2030	1,270,000	475,915
CSC Holdings LLC144A	11.25	5-15-2028	1,780,000	1,561,742
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	540,000	540,025
DISH DBS Corp.144A	5.75	12-1-2028	1,255,000	1,205,889
DISH Network Corp.144A	11.75	11-15-2027	4,260,000	4,484,856
Gray Media, Inc.144A	9.63	7-15-2032	1,800,000	1,808,867
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	2,025,000	1,984,500
Sirius XM Radio LLC144A	4.13	7-1-2030	3,475,000	3,270,731
				31,246,930
Telecommunications: 4.42%
CommScope LLC144A	8.25	3-1-2027	2,155,000	2,169,038
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	6,819,096	7,036,693
Level 3 Financing, Inc.144A	3.63	1-15-2029	1,815,000	1,631,231
Level 3 Financing, Inc.144A	3.88	10-15-2030	2,250,000	2,015,859
Level 3 Financing, Inc.144A	6.88	6-30-2033	1,970,000	2,017,846
Lumen Technologies, Inc.144A	10.00	10-15-2032	1,993,875	2,013,814
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	2,315,000	2,363,953
				19,248,434
Consumer, cyclical: 18.61%
Airlines: 0.33%
JetBlue Airways Corp./JetBlue Loyalty LP144A	9.88	9-20-2031	1,460,000	1,435,026
Apparel: 0.43%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	1,740,000	1,868,179
Auto manufacturers: 0.13%
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	530,000	551,386
Auto parts & equipment: 2.20%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	1,840,000	1,901,992
Adient Global Holdings Ltd.144A	8.25	4-15-2031	435,000	454,409
American Axle & Manufacturing, Inc.	5.00	10-1-2029	1,555,000	1,477,760
American Axle & Manufacturing, Inc.144A	7.75	10-15-2033	1,075,000	1,076,514
Cooper Tire & Rubber Co. LLC	7.63	3-15-2027	2,115,000	2,162,588
The accompanying notes are an integral part of these financial statements.
8 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Auto parts & equipment(continued)
ZF North America Capital, Inc.144A	6.88%	4-23-2032	$1,555,000	$1,419,311
ZF North America Capital, Inc.144A	7.50	3-24-2031	1,160,000	1,115,445
				9,608,019
Distribution/wholesale: 0.14%
RB Global Holdings, Inc.144A	7.75	3-15-2031	570,000	594,868
Entertainment: 3.24%
Churchill Downs, Inc.144A	6.75	5-1-2031	2,400,000	2,453,858
Cinemark USA, Inc.144A	7.00	8-1-2032	4,250,000	4,404,343
Six Flags Entertainment Corp.144A	7.25	5-15-2031	600,000	601,474
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	3,000,000	3,046,263
WarnerMedia Holdings, Inc.	5.05	3-15-2042	2,200,000	1,766,006
WarnerMedia Holdings, Inc. Series WI	4.05	3-15-2029	1,925,000	1,869,252
				14,141,196
Home builders: 1.45%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	2,075,000	2,076,818
Century Communities, Inc.144A	6.63	9-15-2033	1,500,000	1,495,553
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	640,000	655,193
LGI Homes, Inc.144A	8.75	12-15-2028	2,015,000	2,095,590
				6,323,154
Home furnishings: 0.40%
Whirlpool Corp.	6.13	6-15-2030	1,775,000	1,757,564
Housewares: 0.87%
Newell Brands, Inc.	6.38	5-15-2030	1,850,000	1,757,500
Newell Brands, Inc.144A	8.50	6-1-2028	2,005,000	2,056,963
				3,814,463
Leisure time: 2.34%
NCL Corp. Ltd.144A	6.25	9-15-2033	2,065,000	2,088,580
NCL Corp. Ltd.144A	6.75	2-1-2032	1,155,000	1,186,833
NCL Corp. Ltd.144A	7.75	2-15-2029	860,000	919,846
Sabre Global, Inc.144A	10.75	11-15-2029	3,415,000	3,244,250
Sabre Global, Inc.144A	11.13	7-15-2030	505,000	477,225
Viking Cruises Ltd.144A	5.88	10-15-2033	705,000	716,679
Viking Cruises Ltd.144A	7.00	2-15-2029	1,550,000	1,558,767
				10,192,180
Lodging: 0.96%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	2,100,000	2,174,132
Hilton Domestic Operating Co., Inc.144A	6.13	4-1-2032	1,955,000	2,017,374
				4,191,506
Retail: 6.12%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	1,850,000	1,873,125
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 9

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Retail(continued)
Carvana Co.144A	9.00%	6-1-2030	$4,365,000	$4,558,677
Carvana Co.144A	9.00	6-1-2031	1,500,000	1,669,109
FirstCash, Inc.144A	6.88	3-1-2032	3,230,000	3,351,537
Group 1 Automotive, Inc.144A	6.38	1-15-2030	1,475,000	1,504,513
Lithia Motors, Inc.144A	4.38	1-15-2031	2,010,000	1,916,175
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	1,845,000	1,853,915
Michaels Cos., Inc.144A	7.88	5-1-2029	860,000	754,650
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	1,490,000	1,486,201
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	1,700,000	1,707,193
QXO Building Products, Inc.144A	6.75	4-30-2032	1,840,000	1,904,866
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	1,215,000	1,264,131
Sonic Automotive, Inc.144A	4.63	11-15-2029	885,000	860,597
Sonic Automotive, Inc.144A	4.88	11-15-2031	2,065,000	1,964,764
				26,669,453
Consumer, non-cyclical: 17.36%
Commercial services: 6.40%
ADT Security Corp.144A	5.88	10-15-2033	1,030,000	1,044,880
Allied Universal Holdco LLC144A	7.88	2-15-2031	1,885,000	1,962,692
Block, Inc.	6.50	5-15-2032	2,680,000	2,780,645
CoreCivic, Inc.	8.25	4-15-2029	4,470,000	4,707,379
GEO Group, Inc.	8.63	4-15-2029	2,895,000	3,055,146
GEO Group, Inc.	10.25	4-15-2031	2,610,000	2,858,219
Herc Holdings, Inc.144A	7.00	6-15-2030	2,650,000	2,773,699
Service Corp. International	5.75	10-15-2032	3,150,000	3,195,842
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	3,600,000	3,401,506
Veritiv Operating Co.144A	10.50	11-30-2030	2,030,000	2,112,576
				27,892,584
Food: 2.10%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC144A	5.88	2-15-2028	1,790,000	1,792,220
B&G Foods, Inc.144A	8.00	9-15-2028	3,005,000	2,825,173
Lamb Weston Holdings, Inc.144A	4.38	1-31-2032	1,705,000	1,625,410
Performance Food Group, Inc.144A	6.13	9-15-2032	1,480,000	1,519,513
U.S. Foods, Inc.144A	5.75	4-15-2033	1,350,000	1,367,774
				9,130,090
Healthcare-services: 7.33%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	1,420,000	1,331,076
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	1,745,000	1,727,550
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	1,175,000	1,266,685
Concentra Health Services, Inc.144A	6.88	7-15-2032	2,455,000	2,560,653
DaVita, Inc.144A	6.88	9-1-2032	5,310,000	5,500,788
IQVIA, Inc.144A	6.25	6-1-2032	860,000	896,349
Molina Healthcare, Inc.144A	6.25	1-15-2033	1,360,000	1,368,888
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	1,020,092	926,244
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	1,104,037	941,192
The accompanying notes are an integral part of these financial statements.
10 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Healthcare-services(continued)
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50%	12-31-2030	$1,136,400	$1,225,891
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	1,940,000	1,928,126
Radiology Partners, Inc.144A	8.50	7-15-2032	2,100,000	2,183,921
Star Parent, Inc.144A	9.00	10-1-2030	3,480,000	3,715,859
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	1,800,000	1,852,042
Tenet Healthcare Corp.	6.75	5-15-2031	4,375,000	4,538,975
				31,964,239
Household products/wares: 0.22%
Central Garden & Pet Co.	4.13	10-15-2030	1,025,000	973,736
Pharmaceuticals: 1.31%
AdaptHealth LLC144A	5.13	3-1-2030	2,325,000	2,224,199
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	3,300,000	3,497,746
				5,721,945
Energy: 12.99%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	8,490,000	0
Oil & gas: 3.41%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	1,280,000	1,327,947
California Resources Corp.144A	7.00	1-15-2034	895,000	891,016
California Resources Corp.144A	8.25	6-15-2029	2,650,000	2,756,694
Caturus Energy LLC144A	8.50	2-15-2030	605,000	616,702
Civitas Resources, Inc.144A	9.63	6-15-2033	1,440,000	1,544,888
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	1,410,000	1,335,018
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	835,000	817,516
Murphy Oil Corp.	6.00	10-1-2032	1,500,000	1,478,326
Nabors Industries Ltd.144A	7.50	1-15-2028	975,000	979,524
Nabors Industries, Inc.144A	8.88	8-15-2031	1,000,000	950,284
Nabors Industries, Inc.144A	9.13	1-31-2030	2,070,000	2,175,218
				14,873,133
Oil & gas services: 1.87%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	2,140,000	2,199,368
Bristow Group, Inc.144A	6.88	3-1-2028	3,000,000	2,999,547
Oceaneering International, Inc.	6.00	2-1-2028	1,560,000	1,573,371
SESI LLC144A	7.88	9-30-2030	975,000	956,866
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	425,000	426,631
				8,155,783
Pipelines: 7.71%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	1,240,000	1,238,220
Buckeye Partners LP	5.85	11-15-2043	2,375,000	2,228,408
Buckeye Partners LP144A	6.88	7-1-2029	940,000	973,498
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	800,000	791,500
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	3,415,000	3,694,876
Excelerate Energy LP144A	8.00	5-15-2030	2,285,000	2,412,471
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 11

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Harvest Midstream I LP144A	7.50%	9-1-2028	$2,470,000	$2,497,059
Kinetik Holdings LP144A	5.88	6-15-2030	1,800,000	1,813,453
Prairie Acquiror LP144A	9.00	8-1-2029	2,000,000	2,052,752
Rockies Express Pipeline LLC144A	6.75	3-15-2033	950,000	994,310
Rockies Express Pipeline LLC144A	6.88	4-15-2040	3,837,000	3,956,131
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	3,075,000	3,051,518
Venture Global LNG, Inc.144A	8.38	6-1-2031	1,860,000	1,909,543
Venture Global LNG, Inc.144A	9.88	2-1-2032	1,260,000	1,345,872
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	1,255,000	1,173,006
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	3,150,000	3,464,052
				33,596,669
Financial: 17.94%
Banks: 0.63%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	2,790,000	2,771,862
Diversified financial services: 7.43%
Azorra Finance Ltd.144A	7.25	1-15-2031	1,470,000	1,537,566
Encore Capital Group, Inc.144A	9.25	4-1-2029	2,100,000	2,204,616
EZCORP, Inc.144A	7.38	4-1-2032	1,565,000	1,653,028
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	2,895,000	2,980,518
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	1,315,000	1,338,113
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	1,065,000	1,110,976
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	2,335,000	2,450,274
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	1,435,000	1,413,860
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	920,000	953,811
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	1,475,000	1,554,318
Navient Corp.	11.50	3-15-2031	2,705,000	3,026,478
OneMain Finance Corp.	7.88	3-15-2030	2,855,000	3,008,999
PRA Group, Inc.144A	5.00	10-1-2029	1,635,000	1,487,425
Rocket Cos., Inc.144A	6.13	8-1-2030	1,030,000	1,062,448
Rocket Cos., Inc.144A	7.13	2-1-2032	2,150,000	2,257,304
United Wholesale Mortgage LLC144A	5.50	4-15-2029	3,500,000	3,446,954
United Wholesale Mortgage LLC144A	6.25	3-15-2031	890,000	888,399
				32,375,087
Insurance: 2.26%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	4,575,000	4,720,490
AmWINS Group, Inc.144A	6.38	2-15-2029	1,590,000	1,620,749
HUB International Ltd.144A	7.25	6-15-2030	425,000	443,699
HUB International Ltd.144A	7.38	1-31-2032	2,980,000	3,088,538
				9,873,476
REITs: 7.62%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	1,720,000	1,812,582
Brandywine Operating Partnership LP	6.13	1-15-2031	1,040,000	1,044,555
Brandywine Operating Partnership LP	8.88	4-12-2029	4,460,000	4,844,917
The accompanying notes are an integral part of these financial statements.
12 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
REITs(continued)
Iron Mountain, Inc.144A	4.50%	2-15-2031	$2,870,000	$2,752,752
Iron Mountain, Inc.144A	5.25	7-15-2030	4,035,000	4,016,193
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	3,055,000	3,208,777
MPT Operating Partnership LP/MPT Finance Corp.144A	8.50	2-15-2032	2,135,000	2,236,803
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	1,425,000	1,459,300
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	1,530,000	1,579,139
Service Properties Trust144A¤	0.00	9-30-2027	45,000	39,669
Service Properties Trust	8.38	6-15-2029	985,000	978,463
Service Properties Trust144A	8.63	11-15-2031	4,650,000	4,904,992
Starwood Property Trust, Inc.144A	6.50	7-1-2030	2,700,000	2,808,146
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	810,000	726,163
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	845,000	791,362
				33,203,813
Industrial: 10.85%
Aerospace/defense: 2.17%
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	2,665,000	2,927,953
TransDigm, Inc.144A	6.63	3-1-2032	6,335,000	6,550,890
				9,478,843
Building materials: 2.93%
Builders FirstSource, Inc.144A	6.38	3-1-2034	2,135,000	2,211,055
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	2,055,000	1,899,676
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	1,500,000	1,564,759
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	3,290,000	3,382,222
Quikrete Holdings, Inc.144A	6.38	3-1-2032	745,000	772,723
Quikrete Holdings, Inc.144A	6.75	3-1-2033	1,610,000	1,675,298
Standard Building Solutions, Inc.144A	6.25	8-1-2033	1,245,000	1,269,586
				12,775,319
Electrical components & equipment: 1.67%
Energizer Holdings, Inc.144A	4.38	3-31-2029	3,455,000	3,316,181
Energizer Holdings, Inc.144A	6.00	9-15-2033	815,000	787,333
WESCO Distribution, Inc.144A	6.63	3-15-2032	3,045,000	3,182,634
				7,286,148
Electronics: 0.17%
Sensata Technologies, Inc.144A	6.63	7-15-2032	695,000	723,507
Environmental control: 0.43%
Clean Harbors, Inc.144A	6.38	2-1-2031	1,840,000	1,885,113
Machinery-diversified: 0.40%
Chart Industries, Inc.144A	9.50	1-1-2031	1,615,000	1,729,348
Miscellaneous manufacturing: 0.36%
Entegris, Inc.144A	5.95	6-15-2030	1,530,000	1,553,317
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 13

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Packaging & containers: 1.22%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00%	6-15-2027	$2,715,000	$2,722,000
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	850,000	858,489
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	1,760,000	1,763,599
				5,344,088
Transportation: 0.57%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	2,445,000	2,494,357
Trucking & leasing: 0.93%
FTAI Aviation Investors LLC144A	7.00	5-1-2031	2,775,000	2,908,067
FTAI Aviation Investors LLC144A	7.00	6-15-2032	1,095,000	1,146,868
				4,054,935
Technology: 6.11%
Computers: 0.90%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	2,355,000	2,493,834
Insight Enterprises, Inc.144A	6.63	5-15-2032	1,395,000	1,427,730
				3,921,564
Office/business equipment: 0.55%
Zebra Technologies Corp.144A	6.50	6-1-2032	2,320,000	2,404,336
Software: 4.66%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	1,500,000	1,468,445
Central Parent, Inc./CDK Global, Inc.144A	7.25	6-15-2029	700,000	574,995
Cloud Software Group, Inc.144A	8.25	6-30-2032	3,200,000	3,362,605
Cloud Software Group, Inc.144A	9.00	9-30-2029	5,640,000	5,833,678
CoreWeave, Inc.144A	9.00	2-1-2031	860,000	862,515
Ellucian Holdings, Inc.144A	6.50	12-1-2029	2,400,000	2,428,961
Rocket Software, Inc.144A	6.50	2-15-2029	615,000	597,459
Rocket Software, Inc.144A	9.00	11-28-2028	2,400,000	2,473,148
SS&C Technologies, Inc.144A	6.50	6-1-2032	2,600,000	2,695,503
				20,297,309
Utilities: 6.69%
Electric: 6.69%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055	1,905,000	1,843,066
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	2,565,000	2,618,252
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	1,755,000	1,811,279
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054	2,830,000	2,975,629
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	3,525,000	3,436,954
PG&E Corp.	5.25	7-1-2030	3,190,000	3,156,841
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	3,125,000	3,214,141
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	1,625,000	1,584,878
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	1,510,000	1,524,967
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	1,485,000	1,631,758
The accompanying notes are an integral part of these financial statements.
14 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Vistra Operations Co. LLC144A	7.75%	10-15-2031	$2,130,000	$2,260,429
XPLR Infrastructure Operating Partners LP144A	7.25	1-15-2029	3,005,000	3,091,144
				29,149,338
Total corporate bonds and notes (Cost $459,284,069)				472,241,646
Loans: 6.69%
Communications: 2.88%
Media: 1.25%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	8.53	1-18-2028	1,631,573	1,614,458
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.35	8-2-2029	2,073,846	2,075,796
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	9.90	6-30-2028	954,348	964,884
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)‡±	8.46	9-30-2027	1,595,597	769,875
				5,425,013
Telecommunications: 1.63%
CommScope, Inc. (U.S. SOFR 1 Month+4.75%)±	8.71	12-17-2029	3,600,000	3,628,368
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.46	9-27-2029	1,506,177	1,497,607
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%)±	6.43	4-15-2030	2,004,755	1,992,246
				7,118,221
Consumer, cyclical: 0.67%
Airlines: 0.18%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.74	4-1-2031	782,100	786,988
Housewares: 0.49%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.71	10-30-2029	2,197,721	2,154,448
Consumer, non-cyclical: 1.18%
Commercial services: 0.33%
Hertz Corp. (U.S. SOFR 1 Month+3.50%)±	7.58	6-30-2028	1,743,589	1,442,663
Healthcare-products: 0.26%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+4.25%)±	8.21	1-15-2031	1,137,150	1,143,120
Healthcare-services: 0.59%
Modivcare, Inc. (U.S. SOFR 1 Month+7.00%)‡±	11.00	2-22-2026	322,485	312,811
Modivcare, Inc. (U.S. SOFR 3 Month+8.75%)±	12.75	7-1-2031	3,775,266	1,547,859
Modivcare, Inc. (U.S. SOFR 3 Month+6.00%)‡±	13.25	2-22-2026	191,212	185,475
Modivcare, Inc. (U.S. SOFR 3 Month+11.50%)±	15.44	1-12-2026	656,124	266,826
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.59	12-31-2030	245,076	244,515
				2,557,486
Energy: 0.22%
Pipelines: 0.22%
Prairie Acquiror LP (U.S. SOFR 1 Month+3.75%)±	7.71	8-1-2029	940,741	945,444
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 15

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financial: 0.77%
Insurance: 0.77%
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	8.21%	9-19-2030	$955,106	$950,732
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.33	1-31-2028	2,455,853	2,402,512
				3,353,244
Industrial: 0.49%
Aerospace/defense: 0.13%
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%)±	8.34	1-15-2027	547,180	547,694
Packaging & containers: 0.36%
Owens-Illinois, Inc. (U.S. SOFR 3 Month+3.00%)±	6.84	9-30-2032	1,575,000	1,570,401
Technology: 0.48%
Computers: 0.33%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	6.96	3-1-2029	1,533,412	1,450,347
Software: 0.15%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.71	11-28-2028	650,129	647,054
Total loans (Cost $32,601,848)				29,142,123
Yankee corporate bonds and notes: 18.21%
Communications: 5.36%
Internet: 0.90%
Rakuten Group, Inc.144A	9.75	4-15-2029	3,505,000	3,931,313
Media: 1.52%
Virgin Media Finance PLC144A	5.00	7-15-2030	1,285,000	1,146,958
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	3,565,000	3,313,260
VZ Secured Financing BV144A	5.00	1-15-2032	2,395,000	2,175,897
				6,636,115
Telecommunications: 2.94%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	4,675,000	5,003,725
Telecom Italia Capital SA	7.20	7-18-2036	2,095,000	2,282,042
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	2,480,000	2,558,484
Zegona Finance PLC144A	8.63	7-15-2029	2,789,000	2,963,142
				12,807,393
Consumer, cyclical: 2.54%
Airlines: 0.24%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	1,000,000	1,035,531
Auto manufacturers: 0.49%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	2,005,000	2,132,421
Entertainment: 0.62%
Banijay Entertainment SASU144A	8.13	5-1-2029	2,625,000	2,724,330
The accompanying notes are an integral part of these financial statements.
16 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Leisure time: 1.19%
Carnival Corp.144A	5.75%	8-1-2032	$885,000	$909,145
Carnival Corp.144A	6.00	5-1-2029	1,485,000	1,507,275
Carnival Corp.144A	6.13	2-15-2033	2,700,000	2,784,159
				5,200,579
Consumer, non-cyclical: 3.39%
Cosmetics/Personal Care: 1.09%
Opal Bidco SAS144A	6.50	3-31-2032	2,155,000	2,219,539
Perrigo Finance Unlimited Co.	6.13	9-30-2032	2,520,000	2,541,271
				4,760,810
Food: 0.41%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	1,775,000	1,790,579
Healthcare-products: 0.59%
Bausch & Lomb Corp.144A	8.38	10-1-2028	2,460,000	2,570,700
Pharmaceuticals: 1.30%
1261229 BC Ltd.144A	10.00	4-15-2032	4,540,000	4,745,705
Bausch Health Cos., Inc.144A	11.00	9-30-2028	860,000	901,487
				5,647,192
Energy: 1.23%
Oil & gas: 0.88%
Baytex Energy Corp.144A	8.50	4-30-2030	1,055,000	1,081,528
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	1,856,159	1,856,286
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	898,000	908,549
				3,846,363
Pipelines: 0.35%
Northriver Midstream Finance LP144A	6.75	7-15-2032	1,500,000	1,528,596
Financial: 1.92%
Banks: 0.84%
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	1,145,000	1,220,500
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	1,570,000	1,541,358
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	865,000	920,837
				3,682,695
Diversified financial services: 1.08%
GGAM Finance Ltd.144A	5.88	3-15-2030	3,195,000	3,230,944
goeasy Ltd.144A	7.63	7-1-2029	1,445,000	1,455,467
				4,686,411
Industrial: 2.00%
Aerospace/defense: 0.36%
Bombardier, Inc.144A	8.75	11-15-2030	1,450,000	1,563,828
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—October 31, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electronics: 0.65%
Sensata Technologies BV144A	5.88%	9-1-2030	$2,800,000	$2,827,160
Packaging & containers: 0.99%
Trivium Packaging Finance BV144A	8.25	7-15-2030	2,025,000	2,097,848
Trivium Packaging Finance BV144A	12.25	1-15-2031	2,115,000	2,206,595
				4,304,443
Technology: 1.04%
Computers: 0.69%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	2,840,000	3,022,791
Semiconductors: 0.35%
Kioxia Holdings Corp.144A	6.63	7-24-2033	1,460,000	1,522,938
Utilities: 0.73%
Electric: 0.73%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	3,220,000	3,159,361
Total yankee corporate bonds and notes (Cost $77,312,874)				79,381,549

		Yield	Shares
Short-term investments: 2.15%
Investment companies: 2.15%
Allspring Government Money Market Fund Select Class♠∞		4.06	9,387,514	9,387,514
Total short-term investments (Cost $9,387,514)				9,387,514
Total investments in securities (Cost $583,504,978)	137.49%			599,395,100
Other assets and liabilities, net	(37.49)			(163,434,015)
Total net assets	100.00%			$435,961,085

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $5,511,660 (original cost of $2,225,404), representing 1.26% of its net assets as of period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2025 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,146,929	$78,752,283	$(91,511,698)	$0	$0	$9,387,514	9,387,514	$147,788
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Statement of assets and liabilities—October 31, 2025 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $574,117,464)	$590,007,586
Investments in affiliated securities, at value (cost $9,387,514)	9,387,514
Cash	366
Receivable for interest	9,854,415
Receivable for investments sold	1,875,234
Prepaid expenses and other assets	3,322
Total assets	611,128,437
Liabilities
Secured borrowing payable	169,000,000
Dividends payable	3,171,574
Payable for investments purchased	1,621,956
Advisory fee payable	339,455
Administration fee payable	28,288
Accrued expenses and other liabilities	1,006,079
Total liabilities	175,167,352
Total net assets	$435,961,085
Net assets consist of
Paid-in capital	$546,751,342
Total distributable loss	(110,790,257)
Total net assets	$435,961,085
Net asset value per share
Based on $435,961,085 divided by 59,092,336 shares issued and outstanding (100,000,000 shares authorized)	$7.38
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Statement of operations—six months ended October 31, 2025 (unaudited)
Statement of operations
Investment income
Interest	$21,900,615
Income from affiliated securities	147,788
Dividends	4,131
Total investment income	22,052,534
Expenses
Advisory fee	1,906,933
Administration fee	158,911
Custody and accounting fees	13,229
Professional fees	92,563
Registration fees	105
Shareholder report expenses	50,054
Trustees’ fees and expenses	5,171
Transfer agent fees	15,264
Interest expense	4,505,483
Other fees and expenses	13,834
Total expenses	6,761,547
Net investment income	15,290,987
Realized and unrealized gains (losses) on investments
Net realized gains on investments	1,063,860
Net change in unrealized gains (losses) on investments	15,172,380
Net realized and unrealized gains (losses) on investments	16,236,240
Net increase in net assets resulting from operations	$31,527,227
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Six months ended October 31, 2025 (unaudited)	Year ended April 30, 2025
Operations
Net investment income	$15,290,987	$32,755,627
Net realized gains (losses) on investments	1,063,860	(8,987,044)
Net change in unrealized gains (losses) on investments	15,172,380	11,708,098
Net increase in net assets resulting from operations	31,527,227	35,476,681
Distributions to shareholders from
Net investment income and net realized gains	(18,979,867)	(32,965,065)
Tax basis return of capital	0	(4,409,065)
Total distributions to shareholders	(18,979,867)	(37,374,130)
Total increase (decrease) in net assets	12,547,360	(1,897,449)
Net assets
Beginning of period	423,413,725	425,311,174
End of period	$435,961,085	$423,413,725
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Statement of cash flows—six months ended October 31, 2025 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$31,527,227
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(130,813,206)
Proceeds from the sales of long-term securities	139,202,707
Amortization, net	(651,703)
Purchases and sales of short-term securities, net	12,244,656
Decrease in receivable for investments sold	8,267,386
Decrease in receivable for interest	286,892
Decrease in prepaid expenses and other assets	4,111
Decrease in payable for investments purchased	(6,193,057)
Decrease in trustees’ fees and expenses payable	(1,802)
Increase in advisory fee payable	39,520
Increase in administration fee payable	3,293
Increase in accrued expenses and other liabilities	871,359
Net realized gains on unaffiliated securities	(1,063,860)
Net change in unrealized (gains) losses on unaffiliated securities	(15,172,380)
Net cash provided by operating activities	38,551,143
Cash flows from financing activities
Decrease in secured borrowing payable	(20,000,000)
Cash distributions paid	(18,979,276)
Net cash used in financing activities	(38,979,276)
Net decrease in cash	(428,133)
Cash
Beginning of period	428,499
End of period	$366
Supplemental cash disclosure
Cash paid for interest	$3,698,971
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2025 (unaudited)	Year ended April 30
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$7.17	$7.20	$7.14	$7.96	$9.16	$7.56
Net investment income	0.26 [1]	0.55 [1]	0.50 [1]	0.50 [1]	0.55 [1]	0.54 [1]
Net realized and unrealized gains (losses) on investments	0.27	0.05	0.14	(0.67)	(1.04)	1.74
Total from investment operations	0.53	0.60	0.64	(0.17)	(0.49)	2.28
Distributions to shareholders from
Net investment income	(0.32)	(0.56)	(0.54)	(0.52)	(0.61)	(0.58)
Tax basis return of capital	0.00	(0.07)	(0.05)	(0.14)	(0.11)	(0.10)
Total distributions to shareholders	(0.32)	(0.63)	(0.59)	(0.66)	(0.72)	(0.68)
Anti-dilutive effect of shares repurchased	0.00	0.00	0.01	0.01	0.01	0.00 [2]
Net asset value, end of period	$7.38	$7.17	$7.20	$7.14	$7.96	$9.16
Market value, end of period	$6.93	$6.74	$6.45	$6.38	$7.54	$8.64
Total return based on market value[3]	7.62%	14.45%	10.87%	(6.70)%	(5.19)%	38.39%
Ratios to average net assets (annualized)
Gross expenses*	3.05%	3.50%	3.74%	2.74%	1.26%	1.29%
Net expenses*	3.05%	3.50%	3.74%	2.74%	1.26%	1.29%
Net investment income*	6.90%	7.56%	7.08%	6.85%	6.14%	6.27%
Supplemental data
Portfolio turnover rate	22%	69%	50%	52%	54%	61%
Net assets, end of period (000s omitted)	$435,961	$423,414	$425,311	$425,867	$479,457	$554,908
Borrowings outstanding, end of period (000s omitted)	$169,000	$189,000	$189,000	$189,000	$194,000	$194,000
Asset coverage per $1,000 of borrowing, end of period	$3,580	$3,240	$3,250	$3,253	$3,471	$3,860

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2025 (unaudited)	2.03%
Year ended April 30, 2025	2.47%
Year ended April 30, 2024	2.73%
Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
24 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
Notes to financial statements
1.ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Allspring Income Opportunities Fund | 25

Notes to financial statements (unaudited)
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2025, the aggregate cost of all investments for federal income tax purposes was $585,741,767 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$22,913,779
Gross unrealized losses	(9,260,446)
Net unrealized gains	$13,653,333
As of April 30, 2025, the Fund had capital loss carryforwards which consisted of $40,186,997 in short-term capital losses and $78,426,256 in long-term capital losses.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
26 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$2,338,407	$0	$2,338,407
Common stocks
Communication services	0	0	2,548	2,548
Energy	0	5,511,660	0	5,511,660
Investment Companies	0	0	77,390	77,390
Utilities	1,312,263	0	0	1,312,263
Corporate bonds and notes	0	472,241,646	0	472,241,646
Loans	0	27,873,962	1,268,161	29,142,123
Yankee corporate bonds and notes	0	79,381,549	0	79,381,549
Short-term investments
Investment companies	9,387,514	0	0	9,387,514
Total assets	$10,699,777	$587,347,224	$1,348,099	$599,395,100
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At October 31, 2025 common stock with a market value of $5,511,660 were transferred from Level 3 to Level 2 due to an increase in the number of market contributors.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended October 31, 2025.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2025 and year ended April 30, 2025, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2025 and year ended April 30, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program.
Allspring Income Opportunities Fund | 27

Notes to financial statements (unaudited)
6.BORROWINGS
The Fund has borrowed $169,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended October 31, 2025, the Fund had average borrowings outstanding of $169,000,000 (on an annualized basis) at an average interest rate of 5.29% and recorded interest in the amount of $4,505,483, which represents 2.03% of its average daily net assets (on an annualized basis). The maximum balance outstanding during the six months ended October 31, 2025 was $169,000,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2025 were $127,764,590 and $131,158,835, respectively.
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
10.NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU includes amendments to enhance annual income tax disclosures required for public entities, including the requirement to disclose income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 31,2025	November 13,2025	December 1,2025	$0.05357
November 12,2025	December 11,2025	January 2,2026	0.05356
These distributions are not reflected in the accompanying financial statements.
28 | Allspring Income Opportunities Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On August 4, 2025, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Timothy J. Penny
Shares voted “For”	41,404,565
Shares voted “Withhold”	2,339,968
James G. Polisson
Shares voted “For”	41,480,283
Shares voted “Withhold”	2,264,250
Pamela Wheelock
Shares voted “For”	41,449,620
Shares voted “Withhold”	2,294,913
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 29

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009[1]
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Cindy Miller (Born 1960)	Trustee, effective 2026[2]
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc.
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
1 Mr. Larcker is expected to retire on December 31, 2025.
2  Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

30 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee, effective 2026[2]
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2 Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

Allspring Income Opportunities Fund | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Vice Chair of the Economic Club of Minnesota, since 2007. Co-
Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of
Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior
Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Income Opportunities Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Income Opportunities Fund | 33

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Income Opportunities Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Income Opportunities Fund

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer Groups. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the ICE BofA U.S. High Yield Constrained Index, which is a index used by the Board to help it assess the Fund’s relative performance, for all periods under review, except for the three-year period, which was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising the Broadridge Group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than or equal to the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of isolating and quantifying economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies

Allspring Income Opportunities Fund | 35

Other information (unaudited)
of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund | 37

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11052025-g2br94k7 12-25
SAR156 10-25

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Brian Keller, CFA

Senior Research Analyst, U.S. High Yield Credit Research, Global Fixed Income Research - Brian Keller is a senior U.S. high yield credit research analyst for the Global Fixed Income Research team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to his current role, Brian served as an intern for WFAM’s Heritage Growth Equity team and for Bank of America/Merrill Lynch. He began his investment industry career in 2010. Brian earned bachelor’s degrees in finance and accounting from the University of Wisconsin, Milwaukee. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of October 31, 2025.

Brian Keller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	3	23
Total assets of above accounts (millions)	$3,377.80	$158.01	$680.09

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	17	6	26
Total assets of above accounts (millions)	$18,934.03	$952.10	$1,172.71

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$137.74

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2025:

Brian Keller	None
Michael J. Schueller	$50,001-$100,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2025 to 5/31/2025	0	$0.00	0	2,954,617
6/1/2025 to 6/30/2025	0	0.00	0	2,954,617
7/1/2025 to 7/31/2025	0	0.00	0	2,954,617
8/1/2025 to 8/31/2025	0	0.00	0	2,954,617
9/1/2025 to 9/30/2025	0	0.00	0	2,954,617
10/1/2025 to 10/31/2025	0	0.00	0	2,954,617
Total	0	$0.00	0	2,954,617

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: December 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: December 24, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: December 24, 2025